SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20707 (Commission File Number)	63-1098468 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750
Birmingham, Alabama		35202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On January 26, 2005, Colonial Realty Limited Partnership, or CRLP, agreed to issue $275,000,000 aggregate principal amount of 4.75% senior notes due 2010. The notes will be issued on or about January 31, 2005 pursuant to an Underwriting Agreement dated as of January 26, 2005 among CRLP and Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., UBS Securities LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the “Underwriters”) and a Terms Agreement dated as of January 26, 2005, among CRLP and the Underwriters, copies of which are attached to this form as Exhibits 1.1 and 1.2, respectively.

     In the ordinary course of their respective businesses, some of the Underwriters and/or their affiliates have engaged, and expect in the future to engage, in investment banking, commercial banking, financial advisory and/or general financing transactions with CRLP or CRLP’s general partner, Colonial Properties Trust, for which they have received, and may in the future receive, customary fees and commission for these services.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated January 26, 2005, by and among Colonial Realty Limited Partnership and Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., UBS Securities LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

1.2	Terms Agreement, dated January 26, 2005, by and among Colonial Realty Limited Partnership and Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., UBS Securities LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

Exhibit	Document

4.1	Colonial Realty Limited Partnership $275,000,000 4.75% Senior Note due 2010

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

12.1	Statement of Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP

	By:	Colonial Properties Trust, its general partner

Date: January 31, 2005	By:	/s/ Weston M. Andress

Weston M. Andress
Executive Vice President and
Chief Financial and Investment Officer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated January 26, 2005, by and among Colonial Realty Limited Partnership and Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., UBS Securities LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

1.2	Terms Agreement, dated January 26, 2005, by and among Colonial Realty Limited Partnership and Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., UBS Securities LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

4.1	Colonial Realty Limited Partnership $275,000,000 4.75% Senior Note due 2010

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

12.1	Statement of Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)